UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  April 1, 2008


                          QUESTAR ASSESSMENT, INC.
          (Exact Name of Registrant as Specified in its Charter)

                        ____________________________

              Delaware                1-16689             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
       ----------------------                                -----
       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
                                                        --------------

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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
               ----------------------------------------------

        On April 1, 2008, Questar Assessment, Inc. announced its financial results for its fiscal quarter and three months ended January 31, 2008. A copy of this press release is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01(d).  EXHIBITS.
               --------
        The following Exhibit is filed as part of this Report:

        Exhibit 99.1    Press Release dated April 1, 2008.

                           SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUESTAR ASSESSMENT, INC.

                                        By: /s/ ANDREW L. SIMON
                                            ----------------------
Date:  April 3, 2008                        Andrew L. Simon
                                            Chief Executive Officer



                                        By: /s/ JAMES J. WILLIAMS
                                            -----------------------
                                            James J. Wiliams
                                            Chief Financial Officer